SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: March 27, 2012
BORGWARNER INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12162 (Commission File No.)	13-3404508 (IRS Employer Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan 48326
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective March 27, 2012, Robin J. Adams, 58, the Company's current Executive Vice President, Chief Executive Officer, Chief Administrative Officer, Interim Corporate Controller and Principal Accounting Officer will assume the position of Vice Chairman of the Board of Directors and will remain Executive Vice President and Chief Administrative Officer of BorgWarner Inc.
Ronald Hundzinski, 53, the Company's current Vice President and Treasurer, will assume the position of Vice President and Chief Financial Officer (Principal Financial Officer).
James Verrier, 49, the Company's current Vice President of the Company and President and General Manager of BorgWarner Morse TEC Inc. will assume the position of President and Chief Operating Officer.
John Sanderson, 59, the Company's current Executive Vice President will assume the position of President, Business Strategy.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Dated: March 29, 2012	By: John J. Gasparovic
Name: John J. Gasparovic
Its: Secretary